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                                                                     EXHIBIT 8.1

            GRUPO TELEVISA'S SUBSIDIARIES, VARIABLE INTEREST ENTITIES, JOINT
                            VENTURES AND ASSCOIATES AS OF DECEMBER 31, 2004

NAME OF COMPANY                                                                                         COUNTRY OF INCORPORATION
---------------                                                                                         ------------------------
Corporativo Vasco de Quiroga, S.A. de C.V. ...........................................................           Mexico
     Audiomaster 3000, S.A. de C.V. ..................................................................           Mexico
     Corporatel, S.A. de C.V. ........................................................................           Mexico
     Dibujos Animados Mexicanos Diamex, S.A.(*).......................................................           Mexico
     Editorial Clio Libros y Videos, S.A. de C.V.(*)..................................................           Mexico
     Eventicket, S.A. de C.V. (1).....................................................................           Mexico
     Futbol del Distrito Federal, S.A. de C.V. .......................................................           Mexico
     Grupo Comunicacion y Esfuerzo Comercial, S.A. de C.V. ...........................................           Mexico
     Impulsora del Deportivo Necaxa, S.A. de C.V. ....................................................           Mexico
     Magical Entertainment, S. de R.L. de C.V. (1)....................................................           Mexico
        En Vivo Espectaculos, S. de R.L.. de C.V. (1).................................................           Mexico
     Mas Fondos, S.A. de C.V. (*).....................................................................           Mexico
     Operadora Dos Mil, S.A. de C.V. .................................................................           Mexico
     Promarca y Cia., S.A. de C.V. ...................................................................           Mexico
     Promo-Certamen, S.A. de C.V. ....................................................................           Mexico
     Radiotelefonia Movil Metropolitana, S.A. de C.V. (1).............................................           Mexico

CVQ Espectaculos, S.A. de C.V. .......................................................................           Mexico
     Club de Futbol America, S.A. de C.V. ............................................................           Mexico
     Nueva Generacion, S.A. ..........................................................................           Mexico
     Real San Luis F.C., S.A. de C.V. ................................................................           Mexico
     Teatro de los Insurgentes, S.A. de C.V. .........................................................           Mexico
     Videocine, S.A. de C.V. .........................................................................           Mexico
               Coyoacan Films, S.A. de C.V. (*).......................................................           Mexico

DTH Europa, S.A. .....................................................................................           Spain

Editora Factum,  S.A. de C.V. .......................................................................           Mexico
     BouncyNet, Inc. and subsidiary (*)...............................................................  United States of America
     Desarrollo Vista Hermosa, S.A. de C.V. ..........................................................           Mexico
     Digital TV, S.A. de C.V. ........................................................................           Mexico
     Empresas Cablevision, S.A. de C.V. ..............................................................           Mexico
        Milar, S.A. de C.V. ..........................................................................           Mexico
                  Argos Comunicacion, S.A. de C.V. (*)................................................           Mexico
                  Cablestar, S.A. de C.V. ............................................................           Mexico
                  Cablevision, S.A. de C.V. ..........................................................           Mexico
                           Tercera Mirada, S.A. de C.V. ..............................................           Mexico
                  Grupo Mexicano de Cable, S.A. de C.V. ..............................................           Mexico
                  Integravision de Occidente, S.A. de C.V. ...........................................           Mexico
                  La Casa de la Risa, S.A. de C.V. ...................................................           Mexico
                  Servicios Cablevision, S.A. de C.V. ................................................           Mexico
                  Tecnicable, S.A. de C.V. ...........................................................           Mexico
                  Telestar del Pacifico, S.A. de C.V. ................................................           Mexico
     Galavision DTH, S. de R.L. de C.V. ..............................................................           Mexico
        Televisa DTH TechCo, Inc. ....................................................................  United States of America
                  DTH TechCo Partners (*).............................................................  United States of America
        DTH, LLC. ....................................................................................  United States of America
                  Televisa MCOP Holdings, Inc. .......................................................  United States of America
                      Sky Multi-Country Partners and subsidiaries (*).................................  United States of America
     Mednet, S.A. de C.V. (*).........................................................................           Mexico
     Metros Cubicos, S.A. de C.V. (*).................................................................           Mexico
     Queplan, S.A. de C.V. (*)........................................................................           Mexico

Editorial Televisa, S.A. de C.V. .....................................................................           Mexico
     Editorial Delaware, S.A. de C.V. ................................................................           Mexico
        Editorial Televisa International, S.A. .......................................................           Mexico
                  ET Publishing International, Inc. ..................................................  United States of America
                           Hispanic Publishing Associates, LLC. ......................................  United States of America
        Editorial Televisa Puerto Rico, Inc. .........................................................        Puerto Rico
        Repremex Incorporated (1).....................................................................  United States of America
        Union Publishing Company, Inc. (1)............................................................  United States of America
     Editorial Motorpress Televisa, S.A. de C.V. .....................................................           Mexico
     Editorial Televisa Argentina, S.A. ..............................................................          Argentina
               Editorial Tucuman, S.A.C.I. y de M.S. .................................................          Argentina
     Editorial Televisa Chile, S.A. ..................................................................            Chile
     Editorial Televisa Colombia, S.A. ...............................................................          Colombia

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
                             NAME OF COMPANY                                                            COUNTRY OF INCORPORATION
                             ---------------                                                            ------------------------
     Editorial Televisa Peru, S.A. ...................................................................            Peru
     Editorial Televisa Venezuela, S.A. ..............................................................          Venezuela
     Vanipubli Ecuatoriana, S.A. .....................................................................           Ecuador
     Venetel Servicios Publicitarios, S.A. ...........................................................          Venezuela

En Vivo U.S. Holding, LLC. ...........................................................................  United States of America
     En Vivo U.S. Holding Company (1).................................................................  United States of America
        CCE-Televisa Music Promotions, LLC (*)........................................................  United States of America
                  Vivelo, Inc. (*)....................................................................  United States of America

Esmas Holding, LLC (1)................................................................................  United States of America
       Esmas I, LLC (1)...............................................................................  United States of America

Factum Mas, S.A. de C.V. .............................................................................           Mexico
     Sky DTH, S. de R.L. de C.V. .....................................................................           Mexico
        Innova Holdings, S. de R.L. de C.V. ..........................................................           Mexico
                  Innova, S. de R.L. de C.V. (2)......................................................           Mexico
                           Corporacion  Novaimagen, S. de R.L. de C.V. ...............................           Mexico
                           Corporacion  Novavision, S. de R.L. de C.V. ...............................           Mexico
                           Corporacion de Radio y Television del Norte de Mexico, S. de R.L. de C.V. .           Mexico
                           Nova Call-Center, S. de R.L. de C.V. ......................................           Mexico
                           Servicios Corporativos de Telefonia, S. de R.L. de C.V. ...................           Mexico
                           Servicios Novasat, S. de R.L. de C.V. .....................................           Mexico
     Consorcio Portal, S.A. de C.V. ..................................................................           Mexico
        Comercio Mas, S.A. de C.V. ...................................................................           Mexico
        Corporacion Mas, S.A. de C.V. ................................................................           Mexico

Grupo Distribuidoras Intermex, S.A. de C.V. ..........................................................           Mexico
     Distribuidora Panamex, S.A. .....................................................................           Panama
     Atmore Investment, A.V.V. .......................................................................            Aruba
     Distribuidora Bolivariana, S.A. .................................................................            Peru
     Distribuidora de Revistas Bertran, S.A.C. .......................................................          Argentina
         Intercontinental Media, S.A. ................................................................          Argentina
     Distribuidora Intermex, S.A. de C.V. ............................................................           Mexico
     Distribuidora Televisa Chile, S.A. ..............................................................            Chile
        Distribuidora Alfa, S.A. .....................................................................            Chile
        Distribuidora San Joaquin, S.A. ..............................................................            Chile
     Easa Colombiana, S.A. ...........................................................................          Colombia
        Editorial Momento, S.A. ......................................................................          Colombia
                  Distribuidoras Unidas, S.A. ........................................................          Colombia
     Gonarmex, S.A. de C.V. ..........................................................................           Mexico
     Grupo America, S.A. .............................................................................           Panama
     Samra, S.A. .....................................................................................           Ecuador
        Distribuidora Los Andes, S.A. ................................................................           Ecuador
     Saral Publications, Inc. ........................................................................  United States of America

Campus America, S.A. de C.V. .........................................................................           Mexico
     Fonovisa Centroamerica, S.A. (1). ...............................................................          Nicaragua
     Television Holdings USA, LLC ....................................................................  United States of America
        Univision Communications, Inc. (*)............................................................  United States of America
     Televisa Pay-TV Venture, Inc. ...................................................................  United States of America
        TuTv, LLC (*).................................................................................  United States of America

Promo-Industrias Metropolitanas, S.A. DE C.V. ........................................................           Mexico
     Telestar de Occidente, S.A. de C.V. .............................................................           Mexico
        Multimedios Santa Fe, S.A. de C.V. ...........................................................           Mexico
                  Recursos Corporativos Alameda, S.C. ................................................           Mexico
                  Producciones Nacionales Televisa, S.C. .............................................           Mexico
                  Proyectos Especiales Televisa, S.C. ................................................           Mexico
     Grupo Editorial Metropolitano, S.A. de C.V. .....................................................           Mexico

 Sistema Radiopolis, S.A. de C.V. ....................................................................           Mexico
     Cadena Radiodifusora Mexicana, S.A. de C.V. .....................................................           Mexico
        Radio Melodia, S.A. de C.V. ..................................................................           Mexico
        Radio Tapatia, S.A. de C.V. ..................................................................           Mexico
        X.E.Z.Z., S.A. de C.V. .......................................................................           Mexico
     Radio Comerciales, S.A. de C.V. .................................................................           Mexico
     Radiotelevisora de Mexicali, S.A. de C.V. .......................................................           Mexico

Teleparabolas, S.L. ..................................................................................           Spain

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
                                           NAME OF COMPANY                                              COUNTRY OF INCORPORATION
                                           ---------------                                              ------------------------
Telesistema Mexicano, S.A. de C.V. ...................................................................           Mexico
     Altavista Sur Inmobiliaria, S.A. de C.V. ........................................................           Mexico
     Dimar, S.A. de C.V. .............................................................................           Mexico
     Estudio Sevilla 613, S.A. de C.V. ...............................................................           Mexico
     Inmobiliaria Amber, S.A. de C.V. ................................................................           Mexico
     Inmobiliaria Rio de la Loza, S.A. de C.V. .......................................................           Mexico
     Imagen y Talento Internacional, S.A. de C.V. ....................................................           Mexico
     NMP Canal 1, S.A. De C.V. .......................................................................           Mexico
     Pico Tres Padres, S. de R.L. de C.V. ............................................................           Mexico
     Teleinmobiliaria, S. de R.L. de C.V. ............................................................           Mexico
     G. Televisa-D,  S.A. de C.V. ....................................................................           Mexico
     Terma, S.A. de C.V. .............................................................................           Mexico
     Televisa, S.A. de C.V. ..........................................................................           Mexico
        Endemol Mexico, S.A. de C.V. (*)..............................................................           Mexico
        Espacio en Vinculacion, A. C. ................................................................           Mexico
        Exposicion Universal de Mexico 2010, S.A. De C.V. ............................................           Mexico
     Morning Glory Productions, S.A. de C.V. .........................................................           Mexico
        Televisa Internacional, LLC. .................................................................  United States of America
     Televisa International Marketing Group, Inc. ....................................................  United States of America
     Visat, S.A. de C.V. .............................................................................           Mexico
     Televisa Mexico, Ltd. ...........................................................................         Switzerland
        Videoserpel, Ltd. ............................................................................         Switzerland
        Televisa Entretenimiento, S.A. de C.V. .......................................................           Mexico
                  Ocesa Entretenimiento, S.A. de C.V. and subsidiaries (*)............................           Mexico

Televisa Argentina, S.A. .............................................................................         Argentina

Television Independiente de Mexico, S.A. de C.V. .....................................................           Mexico
     Bay City Television, Inc. .......................................................................  United States of America
     Cadena de las Americas, S.A. de C.V. ............................................................           Mexico
     Cadena Televisora del Norte, S.A. de C.V. .......................................................           Mexico
     Canal 23 de Ensenada, S.A. de C.V. ..............................................................           Mexico
     Canal XXI, S.A. de C.V. .........................................................................           Mexico
     Canales de Television Populares, S.A. de C.V. ...................................................           Mexico
     Compania Televisora de Leon Guanajuato, S.A. de C.V. ............................................           Mexico
     Desarrollo Milaz, S.A. de C.V. ..................................................................           Mexico
     ECO Producciones, S.A. de C.V. ..................................................................           Mexico
     Editora San Angel, S.A. de C.V. .................................................................           Mexico
     Empresas Baluarte, S.A. de C.V. .................................................................           Mexico
     Grupo Administrativo Tijuana, S.A. de C.V. ......................................................           Mexico
     Radiotelevisora de Mexico Norte, S.A. de C.V. ...................................................           Mexico
     Radio Television, S.A. de C.V. ..................................................................           Mexico
     Telehermosillo, S.A. de C.V. ....................................................................           Mexico
     Televimex, S.A. de C.V. .........................................................................           Mexico
     Televisa Corporacion, S.A. de C.V. ..............................................................           Mexico
     Televisa Producciones, S.A. de  C.V. ............................................................           Mexico
     Televisa Talento, S.A. de C.V. ..................................................................           Mexico
     Television de Puebla, S.A. de C.V. ..............................................................           Mexico
     Television del Golfo, S.A. de C.V. ..............................................................           Mexico
     Televisora de Calimex, S.A. de C.V. .............................................................           Mexico
     Televisora de Mexicali, S.A. de C.V. ............................................................           Mexico
     Televisora de Navojoa, S.A. .....................................................................           Mexico
     Televisora de Occidente, S.A. de C.V. ...........................................................           Mexico
     Televisora del Golfo, S.A. de C.V. ..............................................................           Mexico
     Televisora del Yaqui, S.A. de C.V. (*). .........................................................           Mexico
     Televisora Peninsular, S.A. de C.V. .............................................................           Mexico
     T.V. de los Mochis, S.A. de C.V. ................................................................           Mexico
     Telemercado Alameda, S. de R.L. de C.V.(*) (1)...................................................           Mexico
     T.V. del Humaya, S.A. de C.V. ...................................................................           Mexico
     Transmisiones Nacionales de Television, S.A. de C.V. ............................................           Mexico
     T.V. Conceptos, S.A. de C.V. ....................................................................           Mexico
     XHCC-TV Television, S.A. de C.V. ................................................................           Mexico

(*) Joint Venture or Associates. Under Mexican GAAP and International Accounting Standard No. 28, paragraph 3, an "associate" is an enterprise in which the investor has significant influence and which is neither a subsidiary nor a joint venture of the investor.

(1)   Without current operations.

(2) Variable Interest Entity. The Company and / or any of its subsidiaries is the primary beneficiary.